UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.     20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of Earliest Event
Reported): March 23, 2000

FON DIGITIAL NETWORK, INC. FORMERLY DOING
BUSINESS
As "MERCURY CAPITAL CORP."

COLORADO            0-25519          84-0644739

(State or other  (Commission File    IRS Employer
jurisdiction of	          Number)    I.D. No.)
incorporation)

2290 Lee Rd.
Winter Park, FL 				             32789
(Address of principal     		   (Zip Code)
executive offices)

(407) 702.2000
Registrant's telephone number, including area code:

Mercury Capital Corporation
5770 South Beech Ct.
Greenwood Village, CO 80121
(303) 221. 7376
(Former name, address and telephone number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

(a)	Pursuant to an Exchange Agreement (the "Exchange Agreement")
dated as of March 23, 2000 between Mercury Capital Corp.
("Mercury"), a Colorado corporation, and FON Digital
Network, Inc., a Colorado corporation ("FDNI" or the "Company") all of the outstanding shares of common stock of Mercury were exchanged for 1,250,000 shares of common stock of FDNI in a transaction in which FDNI became the parent corporation of Mercury.

The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Mercury and approved by the consent of the shareholders of Mercury on March 15, 2000. The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of FDNI on March 11, 2000. No approval of the shareholders of FDNI is required under applicable state corporate law.

Prior to the exchange, Mercury had 4,000,000 shares of common stock outstanding which shares were exchanged for 1,250,000 shares of common stock of FDNI. By virtue of the exchange, FDNI acquired 100% of the issued and outstanding common stock of Mercury.

Prior to the effectiveness of the Exchange Agreement, FDNI had an aggregate of 44,781,005 shares of common stock, par value $.001 issued.

Upon effectiveness of the merger, FDNI had an aggregate of 46,031,005 shares of common stock outstanding.

The officers of FDNI continue as officers of FDNI subsequent to the Exchange Agreement. See "Management" below. The officers, directors, and by-laws of FDNI will continue without change.

A copy of the Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

(b)	The following table sets forth certain information regarding beneficial ownership of the common stock of FDNI as of
March 23, 2000, (prior to the issuance of 1,250,000 shares
pursuant to the Exchange Agreement) by:

- each person or entity known to own beneficially more than 5% of the common stock or 5% of the preferred stock;
- each of FDNI's directors;
- each of FDNI's named executive officers; and
- all executive officers and directors of FDNI as a group.

                  Name and address of     	Amount & Nature of
Title of Class    Beneficial Owner (1)  %  Beneficial Ownership
______________	____________________   ____	____________________
COMMON STOCK 	    JAMES STANLEY
               CEO, CHAIRMAN OF BOARD	 3.3%			 1,500,000
                 FRANKLIN MOORE
                  VP, DIRECTOR		       3.3%			 1,500,000
                   WAYNE BOOTH
                    DIRECTOR			        2.6%		 	1,200,000
                 ROBERT HANRAHAN
                    DIRECTOR		        .054%   	  	25,000
                 MARK SILJANDER
                    DIRECTOR		        .054%			    25,000
                   JIM MORRELL
                    PRESIDENT			       3.3%			  1,500,000
                    COLIN CAVE
                      CFO				          1.3%    			600,000

   													Total			14% Ownership		6,325,000

			MARY ANN EVANS	            14.12% Ownership		6,500,000

1. Except as otherwise set forth, the address for each of these shareholders is c/o FON Digital Network, Inc., 2290 Lee Rd., Winterpark, FL 32789.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

The consideration exchanged pursuant to the Exchange
Agreement was negotiated between Mercury and FDNI.

In evaluating FDNI as a candidate for the proposed acquisition, Mercury used criteria such as the value of the assets of FDNI, its present stock price as set forth on the over the counter bulletin board, its internet e-commerce business and other anticipated operations, and FDNI's business name and reputation. Mercury determined that the consideration for the merger was reasonable.

FDNI intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

BUSINESS

SUMMARY

FON Digital Network, Inc. is an emerging provider of advanced, integrated telecommunications services primarily to residential and small business customers. The Company offers local, long distance, prepaid and operated assisted telephone services integrated with enhanced communications features.

The Company business strategy takes advantage of the rapidly changing telecommunications regulatory environment. With the passage of the Telecommunications Act of 1996 along with recent regulatory and court decisions, The Company has gained access to unbundled network elements of the incumbent local telephone service providers, which, taken together, are known as the "unbundled network element platform" or "UNE-P." Access to these unbundled network elements, in combination with The Company's industry standard technology and advanced communications network, enables it to provide cost-effective local and long distance telephone services with enhanced features. FDNI's business strategy also reflects a migration or transformation from a CLEC into an Integrated Communications Provider (ICP) offering broadband data, voice and video telecommunications services primarily to small and medium-sized businesses as well as residential customers in third and fourth tier markets in the United States. Additionally, The Company offers
Voice over Internet (VoIP), high-speed data and Internet service, principally utilizing Digital Subscriber Line (DSL) technology. The Company strives to serve effectively its primary markets by offering a single source for competitively priced, high quality, customized telecommunications services.

FDNI Digital Network, Inc. was incorporated on
August 5, 1999, in the State of Florida and is a wholly owned subsidiary of FDNI. FDNI Digital is a facility based carrier that provides highly automated network facilities for wholesale and retail telecommunications services in the USA and all other international markets.
FDNI Digital holds an Federal Communication
Commission 214 License, has been issued CIC code
10-10-813 and has regulatory approval to operate in all fifty (50) states.

FDNI Digital envisions a near term plan offering a world wide competitive long distance rate plan using internet and wireless technology. This plan will offer a "flat rate," unlimited usage contract.

FDNI Digital employs a partially owned and partially leased ensemble of switches and facilities. FDNI Digital uses applications and specialized services such as (a) Switched Network Facilities; (b) Switched Services, including Prepaid,
 "1+" and "0+" services; and (c) Applications including interactive voice response, voice over IP, and virtual office products and services.

American Telecom, Inc. ("American") was founded in 1992 and purchased by FDNI in April 1999.
American provides interstate and international service and is certified as an intrastate carrier in 47 states and Washington, D.C. American provides long distance, operator assisted and "1+" services to both Bell
Systems and privately held pay phone companies, as well as direct dial and toll free services to residential customers and businesses, such as those specializing in condominiums, hotel and health care industries.
American's web site address is "www.Americantele.com"

COMPETITION

The United States is one of the most competitive de-regulated long distance markets in the world.
Competition is based upon pricing, customer service, network quality, and the ability to provide value-added services. AT&T is the largest supplier of long distance services, with MCI WorldCom and Sprint being the next largest providers. Currently, there are numerous competitors and limited barriers to entry into this market.

Prior to 1985, AT&T was the monopolistic provider of long distance telephone service for U.S. customers.
In 1984, a successful anti-trust suit brought about by the United States initiated the break-up of AT&T. Since
1985 new firms have entered the international long distance business, reducing AT&T's share of this market. According to Federal Communications Commission reports, in 1997,
AT&T's long distance telephone revenues were two and one-half times their 1985 values. International telephone market revenues for the entire industry have grown even faster during this time. Consequently, AT&T's share of the market has fallen to 44%. At the same time, MCI has gathered a 22% share of this market followed by Sprint with 8%.

WorldCom had no international revenues as recently as 1985, but since its merger with MCI, the combined international market share it controls is now 26%. The proposed MCI
WorldCom - Sprint merger would result in 37% of the U.S.
telecommunication market attributed to these combined companies and generate $50 billion in revenue.

In mid 1998, market analysts forecasted growth in international competition. According to Atlantic ACM's fifth annual study of the U.S. long distance services market, the international business segment of the retail switched long distance services market will grow at 12 percent through 2000, twice the rate of any other segment of this industry.
The factors driving international telecom use by businesses are two fold: (1) the current alignment of opportunities in deregulating foreign markets, and (2) the need for businesses to operate and compete in increasingly global markets.

Insight Research Corp., a respected source for telecommunications market research reports, and competitive analysis, collaborates forecast assumptions.
It reported that long distance revenue will grow at a compound rate of over 13% through 2002. By then, revenue from resale services will still be growing at 9.5% annually, spurred by lowered access charges, international deregulation and reduced consumer prices.

GOVERNMENT REGULATION

The Company's provision of communications services is subject to government regulation. Federal law regulates interstate and international telecommunications, while states have jurisdiction over telecommunications that originate and terminate within the same state. Changes in existing policies or regulations in any state or by the FCC could materially adversely affect the Company's financial condition or results of operations, particularly if those policies make it more difficult for the Company to obtain service from long distance companies at competitive rates, or otherwise increase the cost and regulatory burdens of marketing and providing service. There can be no assurance that the regulatory authorities in one or more states or the FCC will not take action having an adverse effect on the business or financial condition or results of operations of the Company.

 Federal

The Company is classified by the FCC as a nondominant carrier. After the recent reclassification of AT&T as nondominant, only the LECs are classified as dominant carriers among domestic carriers. Because
AT&T is no longer classified as a dominant carrier, certain pricing restrictions that formerly applied to AT&T have been eliminated, which could make it easier for AT&T to compete with the Company for low volume long distance subscribers.
The FCC generally does not exercise direct oversight over charges for service of nondominant carriers, although it has the statutory power to do so. Nondominant carriers are required by statute to offer interstate services under rates, terms, and conditions that are just, reasonable and not unreasonably discriminatory. The FCC has the jurisdiction to act upon complaints filed by third parties, or brought on the FCC's own motion, against any common carrier, including nondominant carriers, for failure to comply with its statutory obligations. Nondominant carriers are required to file tariffs listing the rates, terms and conditions of service, which are filed pursuant to streamlined tariffing procedures. The FCC also has the authority to impose more stringent regulatory requirements on the Company and change its regulatory classification from nondominant to dominant. In the current regulatory atmosphere, the Company believes, however, that the FCC is unlikely to do so.

The FCC imposes only minimal reporting requirements on nondominant resellers, although the Company is subject to certain reporting, accounting and record-keeping obligations.
Both domestic and international nondominant carriers, including the Company, must maintain tariffs on file with the FCC.

At present, the FCC exercises its regulatory authority to set rates primarily with respect to the rates of dominant carriers, and it has increasingly relaxed its control in this area. Even when AT&T was classified as a dominant carrier, the FCC most recently employed a "price cap" system, which essentially exempted most of AT&T's services, including virtually all of its commercial and 800 services, from traditional rate of return regulation because the FCC believes that these services were subject to adequate competition.

 State

The Company is subject to varying levels of regulation in the states in which it currently anticipates providing intrastate telecommunications services. The vast majority of the states require the Company to apply for certification to provide intrastate telecommunications services, or at least to register or to be found exempt from regulation, before commencing intrastate service. The vast majority of states also require the Company to file and maintain detailed tariffs listing its rates for intrastate service. Many states also impose various reporting requirements and/or require prior approval for transfers of control of certified carriers, corporate reorganizations, acquisitions of telecommunications operations, assignments of carrier assets, including subscriber bases, carrier stock offerings and incurrence by carriers of significant debt obligations. Certificates of authority can generally be conditioned, modified, canceled, terminated or revoked by state regulatory authorities for failure to comply with state law and the rules, regulations and policies of the state regulatory authorities. Fines and other penalties, including the return of all monies received for intrastate traffic from residents of a state, may be imposed for such violations. In certain states, prior regulatory approval may be required for acquisitions of telecommunications operations.

As the Company expands its efforts to resell long distance services, the Company will have to remain attentive to relevant federal and state regulations. FCC rules prohibit switching a customer from one long distance carrier to another without the customer's consent and specify how that consent can be obtained. Most states have consumer protection laws that further define the framework within which the Company's marketing activities must be conducted. The Company intends to comply fully with all laws and regulations, and the constraints of federal and state restrictions could impact the success of direct marketing efforts.

The Company is not currently subject to any State or Federal regulation with respect to its Internet related services. However, there can be no assurances that the Company will not be subject to such regulations in the future. Additionally, the Company is not aware of any pending legislation that would have a material adverse effect on the Company's operations.

SALES AND MARKETING

The U.S. market for international outbound minutes has
grown at a greater rate than the rest of the long distance
market.  U.s. outbound traffic was estimated at 19 billion
minutes in 1996.  In 1997, U.S. carriers billed $15 billion
(U.S.) for 23 billion minutes. Forecasters predict that the international business segment of the retail switched long distance services market will grow at 12 percent through
2000, twice the growth rate of any other segment of this
industry. The current North American environment offers a lucrative opportunity for the provision of telecommunication services to discrete ethnic communities. With the changing regulatory environment and the existence of fast growing markets, an excellent opportunity exists to move quickly and capture a significant share of the market. For example, during the 1990s, the number of documented and un-documented aliens residing in the United States dramatically increased. This increased the volume of international calling originating from the U.S. From 1994 to 1996 calls to international destinations grew at a rate
of approximately 18%.  In 1996, international calls
originating within the U.S were estimated at 19 billion
minutes.   Margins on international telecommunications services
remain high. Although prices will drop for international services, FDNI's ability to obtain the low overseas network prices will keep margins for these services higher than for services provided in the domestic long distance marketplace.

FDNI'S BACKGROUND

On May 27, 1987, FDNI was incorporated by the Secretary
of State for the State of Colorado as Ultrafit Centers, Inc.
The Company was administratively dissolved on November 1, 1997, by the Secretary of  State.  On January 6, 1999, the Company
was reinstated after an Application for Reinstatement was
filed with the Secretary of State.  That office filed issued a Certificate of Good Standing for the Company on
February 18, 1999.  Also on February 18, 1999, the Company
changed its name from Ultrafit Centers, Inc. to FDN, Inc.
On or about November 18, 1998, the Company undertook to
issue securities in a private placement exempt from the
registration provisions of the Securities Act of 1933 in
reliance upon Sections 3(a) and 4(2) and Rule 504 of
Regulation D. Under this offering, on February 8, 1999,
approximately 84,000 shares of the Company's common stock
was issued to two investors.   As part of this offering, on
November 18, 1998, the Company issued approximately 150,000 shares of its
common stock to three investors.   On or about July 17, 1998, the
Company undertook to issue securities in a private placement exempt from the registration provisions of the Securities Act of 1933 in reliance upon Sections 3(a) and 4(2) and Rule 504 of Regulation D. Under
this offering, on November 1, 1998, approximately 450,000
shares of the Company's common stock was issued to one
investor.   This offering was terminated by the adoption of a
Resolution of Board of Directors on November 16, 1998.  On
September 22, 1998, the Company's Board of Directors authorized by its unanimous consent a 10 for 1 reverse stock split. This reduced the number of issued shares outstanding by ninety percent in that for every ten shares outstanding, new certificates representing one share would be issued.
On February 23rd 1999 FON Digital Network Inc.
became a wholly owned subsidiary of FDN, Inc. (formerly
Ultrafit Centers, Inc.).

On March 24 1999 the shareholders that were on record for Ultrafit Centers, Inc. as at March 22 1999 received a
2 for 1 stock split which increased their share holdings from 1,386,307 shares to 4,586,322 shares.

RESEARCH AND DEVELOPMENT

The Company has not spent any measurable time on research and development activities. EMPLOYEES FDNI has 21 persons working for it who are either full time employees or contract workers.

FACILITIES

Effective August 5, 1998, the Company began leasing approximately 3,900 square feet of administrative office space in Winter Park, Florida at a rate of $5,500 per month. This facility serves as the Company's headquarters and primary place of business. The lease expires on July 1, 2002.

On January 21st, 2000, the Company entered into a
3 year lease at 8th Ave. in New York, NY for a co-location center to house their Excel Tandem Switching Platform at a rate of $1,600 per month.

On November 15, 1999, the Company entered into a five year lease for its call center operations in Liverpool, NY at a rate of $3,500 for 6 months. After six months the monthly rate increases to $5,133 per month. On year two, the yearly lease rate is $63,800, year three, $66,000, year four $68,200 and the final year the total lease rate is $75,400.

MARKET FOR FDNI'S SECURITIES

The Company's common stock is listed for trading on the Over the Counter Electronic Bulletin Board with a trading symbol of "FDNI." The Company Articles of Incorporation authorized it to issue one class of 100,000,000 shares of no par equity securities. On February 20, 1999, the Company's management authorized and thereafter effected a two for one stock split, thereby doubling the number of issued shares outstanding.

MANAGEMENT

James Stanley, Chairman and Chief Executive
Officer of FON Digital Network, Inc.
He joined FDNI in early 1999 and led it through a merger with UltraFit, a publicly traded company. Mr. Stanley entered the telecommunications industry with AT&T Corp after graduation from the University of Virginia. He served on several high level advisory committees including the Architectural
Network Committee and chaired the Quality of Services
Committee. Most recently, Mr. Stanley was the founder of Concord Communications, a telecommunications company that began operations in 1993.

Robert P. Hanrahan, Director.  Mr. Hanrahan was elected
To the U.S. House of Representatives in 1972.  He represented
The Illinois 3rd Congressional District which encompassed parts of Chicago and the south suburban area. During his congressional career Congressman Hanrahan served on the subcommittees of:
Energy, Surface Transportation, Water Resources, Public
Buildings and Grounds, Government Operations, Activities and Investigations and Review and Oversight.

Dr. Mark Siljander, Director. Mr. Siljander served 15 years in public office, including three temrs as a Member of the U.S. Congress. He was appointed by President Reagan as a U.S. Ambassador (Delegate) to the United Nations. Siljander has been president of Global Strategies, Inc. since 1986 a strategic planning, marketing and public relations company.

James (Jim) Morrell President/C.O.O. of
FON Digital Network since December 1999.
As a Master Franchisee for MaxCARE in the State of Florida he built a residential and commercial service organization of 80 employees. Mr. Morrell was an Investment
Banker with E.F. Hutton/Shearson Lehman, Paine Webber, Raymond James and was a Principal in the Capital Markets Group of CoreStates Bank, now First Union. Mr. Morrell holds Series 7 and 8 (Registered Principal) NASD Securities Licenses. Jim was a Founding Investor in
FON Digital Network and while engaged in a comprehensive study of the telecommunications industry acted as a consultant to the company for 18 months.

Colin C. A. Cave. Chief Financial Officer.
Mr. Cave, a Canadian Chartered Accountant joined the
Company in March of 1999 as Chief Financial Officer.
From 1986 to 1989 Mr. Cave was Vice President Finance and joint founder of Bydatel Corporation a US telecommunications company specializing in the design, manufacturing and marketing of data communication equipment capable of transmitting data over radio frequencies. From 1983 to 1986 Mr. Cave was Vice
President Finance/CFO for Greater Gulf Developments
Ltd. a residential and commercial developer.  Prior to joining
FDNI, Mr. Cave was President of WaterLief Management Inc.
and Eurofusion International Inc., a group of companies specializing in international business ventures. From 1990 to 1992, Mr. Cave was on special assignment as Senior Manager for Corporate Finance, Europe (Germany) and the Caribbean
(Barbados) for Price Waterhouse.

Franklin Moore, Director.
Mr. Moore currently serves on the board of Directors of FDNI and has served previously as board member or Managing Partner of Progressive Technology, Inc.; Progressive
Computer Service and Progressive Paper Products, Inc.

Gary S. Adwar.   General Counsel.
In April 1999, Mr. Adwar joined FDNI as General Counsel.
Prior to joining FDNI Mr. Adwar maintained a private legal practice in Los Angeles. Mr. Adwar received a Bachelor of Arts degree from the University of Miami in 1984, and a Juris Doctorate from the Cardozo School of Law in 1987.
He is a member of the New York and California Bars.

Mr. Wayne B. Booth, Director.
Mr. Booth is a graduate of E.C. Glass High School and the Chicago Technical Institute of Construction and Engineering. He currently owns and acts as President and CEO of two local businesses: Bat Masonry Company, Inc., a construction company specializing in masonry construction and Waytec Electronics Corp., a manufacturer of high tech printed circuit boards for the electronics and communications industries. Mr. Booth also owns and serves as the Chairman of the Board of Cummins-Eagle, Inc. (Richmond, VA), which is a manufacturer of state of the art equipment for wholesale bakeries. He is Chairman of the board of American Whirlpool Corp. (Hollywood, FL); a manufacturer of high end Jacuzzis and soaking bath tubs for the hotel and construction industries. He is a former (1986-1994) member of the Commonwealth of Virginia Aviation Board. Mr. Booth has served on the board of First Virginia Bank-Piedmont and Farmers & Merchants Bank of Amherst and also as incorporator of Jefferson National Bank in Lynchburg (predecessor via Virginia National Bank & Sovran Bank to Nations
Bank)
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of FDNI who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our directors and executive officers are as follows:

Name	      	    		Age        Positions

James Stanley		   55		       Chairman, Chief Executive Officer Director

James Morrell		   46		       President

Colin Cave			     51		       Chief Financial Officer

Franklin Moore		  68		       Vice President Director

Wayne Booth			    64		       Director

Robert Hanrahan		 63		       Director

Mark Siljander		  46		       Director

EXECUTIVE COMPENSATION Table

JAMES STANLEY   	CEO, CHAIRMAN OF BOARD	   $125,000YR
JIM MORRELL		    PRESIDENT			              $100,000YR
COLIN CAVE		     CFO				                   $100,000YR

(a)	Option/SAR Grants in Last Fiscal Year (Individual Grants)

	The Company currently has no stock option plan in place and no options have been granted to date.

 (b)	Aggregated Option/ SAR Exercises and Option/ SAR
Values for last fiscal year:

(c)	Long-Term Incentive Plans- Awards in last fiscal year: None

The Company has not otherwise awarded any stock options, stock appreciation rights or other form of derivative security or common stock or cash bonuses to its executive officers and directors.

(d)	Compensation of Directors
	1.	Standard Arrangements: The members of the Company's
Board of Directors are reimbursed for actual expenses incurred in attending Board meetings.
	2.	Other arrangements: there are no other arrangements.

(e)	Employment Contracts, Termination of Employment, and
Change-in-Control Arrangements

The Company's executive officers do not work pursuant to written employment agreements and draw salaries which were determined by the Board of Directors and are reviewed annually

CERTAIN TRANSACTIONS

There are no related party transactions to report.

RISK FACTORS

Limited Operating  History

The evaluation of FDN is based on a limited operating
history are subject to the risks, expenses and uncertainties frequently encountered  by  companies  in the early stage of development in new and rapidly evolving  markets. Although The
Company has have experienced revenue growth in recent months, there can  be  no  assurance that our revenues will continue to increase.  FDNI has not achieved profitability to date, and
anticipates that it will continue to incur net  losses  for  the foreseeable  future.  FDNI expects to increase its operating expenses significantly, expand sales and marketing operations and continue  to  develop  and  extend Telecommunications
and Internet related services.  If these expenses exceed revenues, results  of operations  and  financial condition could be
materially and adversely affected.
The  limited operating history of FDNI and the uncertain
nature of the markets  addressed  by  FDNI  make the
prediction of future results of operations difficult
or  impossible.  Therefore, recent revenue growth
should not be taken  as indicative of the rate of revenue
growth, if any, that can be expected in  the  future.
Period-to-period comparisons of results of operations are
not meaningful and should not be relied on for any  period
as  an  indication  of  future  performance.   Dependence Upon a Limited
Number Of Suppliers.    FDNI currently uses and will continue to use billing
services provided by Telemetrix. Telemetrix is in the business of providing billing services to the LEC.
There can be no assurance that Telemetrix will continue to offer billing services on terms acceptable to Management.
Telemetrix may decrease the extent to which its name may be used on bills for which it provides billing services. The loss of Telemetrix billing services could have a material adverse effect on marketing strategy and retention of existing customers.

Future Capital Needs.

To date, The Company has relied mostly on private funding from the sale of restricted shares of its Common Stock, conversion of notes to common stock and short term borrowing to fund our operations. To date, FDNI has generated little revenue and has extremely limited cash liquidity and capital resources. FDNI's future capital requirements will depend on many factors, including ability to market services successfully, cash flow from operations, and competing market developments. Its business plan requires additional funding beyond the proceeds previously generated from the sale of our restricted Common Stock. Consequently, although there are no specific plans or arrangements for financing, the Company intends to raise additional funds through private placements, public offerings or other financings. Any equity financings would result in dilution to then-existing shareholders. Additionally, sources of debt financing may result in higher interest expense. Any financing, if available, may be on unfavorable terms. If adequate funds are not obtained, FDNI may be required to reduce or curtail operations. Existing capital resources will not be adequate to satisfy current operating expenses and capital requirements for the next full fiscal year. Consequently, Management believes it may have to secure additional financing in order to develop
FDNI's business plan. There Is a Limited Public Trading Market For FDNI's Common Stock.

FDNI's Common Stock presently trades on the Over-The-Counter
Electronic Bulletin Board under the symbol FDNI. There can be no assurance, however, that such market will continue or that investors will be able to liquidate their shares acquired for the consideration tendered. There can be no assurance that any other market  will  be  established  in the future.  There can
be no assurance  that  an  investor  will  be  able to
liquidate his or her investment without  considerable  delay, if at all. The price of Common Stock may be highly volatile. Additionally, the factors discussed in this Risk Factors section may have a significant impact on the market price of the shares
received in this exchange.  Competition.    The  long  distance
telecommunications  industry  is  highly competitive  and affected by the introduction of new services by, and the market activities of, major industry participants, including AT&T Corp., MCI/WorldCom,
Sprint  Corporation,  local  exchange  carriers such as Bell
Atlantic, and other national  and regional inter-exchange
carriers.  Competition in the long distance business is
based upon pricing, customer service, billing services
and perceived quality.  FDNI competes against various
national  and  regional  long  distance carriers  that are
composed of both facilities-based providers (those that carry long distance traffic on their own equipment) and switchless resellers (those that  resale  long  distance
carried by facilities-based providers) offering essentially the same services. Several competitors are substantially larger and have greater financial, technical and marketing resources. Although Management believes that FDNI has the human and technical Resources to pursue strategies and compete effectively in this competitive environment, success will depend upon continued ability to profitably provide high quality, high value services at prices generally competitive with, or lower than, those charged by competitors.
FDNI expects  to  encounter  continued  competition  from  major domestic and international communications companies. In addition, additional competition may arise due to the enactment of the Telecommunications Act, the development of new technologies and increased availability of domestic and international transmission capacity. A continuing trend toward business combinations and alliances in the telecommunications industry may create significant new competitors, which may have financial, personnel and other resources significantly greater than those of FDNI. Other potential competitors include cable television companies, wireless telephone companies, internet service providers, electric utilities,
microwave  carriers  and  private  networks  of  large  end
users. The telecommunications industry is in a period of rapid technological evolution, marked by the introduction of new product and service offerings and increasing transmission capacity  for services similar to those provided by FDNI. Future product and service development will be important to maintain a competitive position there is no assurance that The Company will be able to serve funding to meet necessary expenditures to
develop  and  provide  such  products  and  services.   Concentration
Of  Stock  Ownership.

As of December 31, 1999, the present directors and executive officers, and their respective affiliates beneficially owned approximately 14% of FDNI's outstanding common stock. As a result of their ownership, the directors and executive officers and their respective affiliates collectively are able to significantly influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control of FDNI.

Dependence On  Management.
FDNI's success depends, to a significant extent, upon certain key employees and directors. The loss of services of one or more of these employees or director could have a material adverse effect on its business.
In addition, there exists a substantial need for additional qualified management and marketing personnel. FDNI's future success will also depend in part upon its ability to attract, retain and motivate qualified personnel.
There can be no assurance that The Company will attract and retain such personnel. Competition for such personnel is intense.
FDNI currently does not maintain a policy of key man life insurance on any employees. Maintenance Of Customer Database. FDNI customers are not obligated to purchase any minimum usage amount and can discontinue service, without penalty, at any time. There can be no assurance that customers will continue to buy their long distance telephone service through FDNI. In the event that a significant portion of the customers decide to purchase long distance service from another long distance service provider, there can be no assurance that FDNI will be able to replace its customer base from other sources. Loss of a significant portion of customers would have a material adverse effect on our results of operations and financial condition.

A high level of customer attrition is inherent in the long distance industry, and revenues are affected by such attrition. Attrition is attributable to a variety of factors, including termination of customers for nonpayment and the initiatives of existing and new competitors as they engage in, among other things, national advertising campaigns, telemarketing programs and the issuance of cash or other forms of incentives. Lack Of Control Over Marketing Activities.

Certain  marketing  practices, including  the methods
and means to convert a customer's long distance telephone
service  from  one  carrier  to another, have recently
been subject to increased regulatory  review  at  both  the
federal  and  state  levels.  This increased regulatory
review could affect adversely the possible future acquisition of new business from other resellers.  FDNI's marketing activities mandate compliance with applicable  state  and federal
regulations.  FDNI is unable to predict the effect of  such  increased
regulatory  review.  Government Regulation.    FDNI's provision of
communications services is subject to government regulation. Federal law regulates interstate and international telecommunications, while states have jurisdiction over telecommunications that originate and terminate within the same state. Changes in existing policies or regulations in any state or by the Federal Communications Commission ("FCC") could have a material adverse effect on financial conditions or results of operations, particularly if those policies make it more difficult for The Company to obtain service from long distance companies at competitive rates, or otherwise increase the cost and regulatory burdens of marketing and providing service. There can be no assurance that the regulatory authorities in one or more states or the FCC will not take action having an adverse effect on the business or financial condition or results of operations.

FDNI is subject to regulation by the FCC and by various state public service and public utility commissions as a non-dominant provider of long distance services. FDNI is required to file tariffs for interstate and international service with the FCC, which tariffs are presumed lawful and become effective on one day's notice. FDNI is also required to file tariffs or obtain approval for intrastate service provided in most of the states in which markets long distance services. By engaging in direct marketing to end users, FDNI will be subject to applicable regulatory standards for marketing activities and the increased FCC and state attention to certain marketing practices may become more significant.

Adverse  Effect  Of  Rapid  Technological  Change  And  Service.

The telecommunications industry has been characterized by rapid technological change, frequent new service introductions and evolving industry standards. FDNI's future success will depend on its ability to anticipate such changes, and to offer services on a timely basis that meet these evolving standards.
There can be no assurance that FDNI will have sufficient resources to make necessary investments or to introduce new services that would satisfy an expanded range of end user needs.

Expansion Into  New  Business  Activities.

FDNI will market our long distance services directly to end users. Such direct marketing will increase costs as new employees are hired, provide increased customer support and collection services, and acquire additional equipment. FDNI is required to comply with additional regulatory standards for direct marketing of telecommunications services.

Protection  Of  Proprietary  Information.

Currently, FDNI does not hold patents or trademarks on any names, products or processes under development. FDNI treats technical data as confidential and rely on internal nondisclosure safeguards, as well as on laws protecting trade secrets, to protect our proprietary information. There can be no assurance that these measures will adequately protect the confidentiality of our proprietary information or that others will not independently develop products or technology that are equivalent or superior. FDNI may receive in the future, communications from third parties asserting that our products infringe the proprietary rights of third parties.
There can be no assurance that any such claims would not result in protracted and costly litigation, having a materially adverse and negative effect on financial results.

Difficulty  Of  Planned  Expansion; Management Of Growth.

FDNI plans to expand its level of operations. Operating results will be adversely affected if net sales do not increase sufficiently to compensate for the increase in operating expenses caused by this expansion. In addition, planned expansion of operations may cause significant strain on management, technical, financial and other resources.
To manage growth effectively, FDNI must continue to improve and expand existing resources and management information systems and must attract, train and motivate qualified managers and employees. There can be no assurance, however, that will successfully be able to achieve these goals. If The Company manages its planned growth effectively, operating results will be adversely affected.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

   Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   Not Applicable

ITEM 5.   OTHER EVENTS

   Successor Issuer Election.

Upon execution of the Exchange Agreement and delivery of the FDNI shares to the shareholders of Mercury, pursuant to Rule 12g-3 (a) of the General Rules and Regulations of the Securities and Exchange Commission, FDNI became the successor issuer to Mercury for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective March 29, 2000.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

As part of the consummation of the transaction described above, John E. Dhonau, the sole officer and director of Mercury Capital
Corporation, tendered his resignation from all positions held effective March 29, 2000.

ITEM 7.   FINANCIAL STATEMENTS

The financial statements of FDNI for the fiscal year ending December 31, 1998 and for the nine months ended December 31, 1999, are not included herein. In addition, pro forma financial statements reflecting the combined financial statements of Mercury and FDNI at September 30, 1999, are not included herein. The Registrant intends to amend this Form 8-K within sixty (60) days of the date of this filing to include the financial statements identified above.

SIGNATURESPursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused
this report to be signed on its behalf by the undersigned
hereunto duly authorized.
/s/ James Stanley /s/James Stanely
President
Date:
March 29, 2000